EXHIBIT 10.47

                             INTERCREDITOR AGREEMENT

          THIS INTERCREDITOR AGREEMENT ("Agreement") is made and entered into as of August 1, 2003, by and among between Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"), Flying Food Group, L.L.C. ("FFG"), Briazz Venture, L.L.C. ("Briazz Venture"), Spinnaker Investment Partners, L.P. ("Spinnaker"), Deutsche Bank London Ag, acting through DB Advisors LLC ("DB"), Delafield Hambrecht, Inc. ("Delafield") and BRIAZZ, INC. ("Borrower"). Upon the closing of the DB Financing (as defined below), this Agreement supercedes the Amended and Restated Agreement Between Creditors dated April 10, 2003 among Laurus, FFG, Briazz Venture, Spinnaker and Borrower.

     A. Laurus is the payee and owner and holder of that certain promissory note, dated June 18, 2002, executed by Borrower and payable to the order of Laurus in the original principal amount of $1,250,000 (the "Existing Note", as amended, modified or supplemented from time to time). The Existing Note is secured by a security interest in the assets of Borrower as more fully described and evidenced by that certain security agreement with Laurus dated June 18, 2002 (as amended, modified and supplemented from time to time, the "Laurus Security Agreement") and by a UCC Financing Statement filed on June 24, 2002 with the Washington Department of Licensing (the "UCC Filing"). The interest of Laurus in the collateral granted by Borrower to Laurus under the Laurus Security Agreement and securing debt owed to Laurus pursuant to the Existing Note (the "Laurus Collateral"), including but not limited to the security interest evidenced by the UCC Filings, is referred to in this Agreement as the "Laurus Security Interest", the obligations now and hereafter outstanding secured by the Laurus Security Interest are referred to as the "Laurus Obligations" and all documents and instruments executed by the Borrower in connection with the Laurus Obligations are referred to as the "Laurus Documents".

     B. Borrower had previously (i) issued a non-convertible promissory note in the principal amount of $2,000,000 to Briazz Venture (the "BV Note"), (ii) issued a non-convertible promissory note in the principal amount of $550,000 to Spinnaker (the "Spinnaker Note"), and (iii) entered into the Food Production Agreement dated December 1, 2002 with FFG, as amended and restated (the "Food Production Agreement"). The BV Note, the Spinnaker Note and the Food Production Agreement were secured a security interest in collateral granted pursuant to an Amended and Restated Security Agreement dated April 10, 2003. Following the closing of the DB Financing as discussed below, the BV Note and the Spinnaker Note will be converted into the DB Notes (as defined below) and the Amended and Restated Security Agreement will be terminated and replaced with the DB Security Agreement (as defined below).

     C. Borrower has entered into a Securities Purchase Agreement with DB, Briazz Venture, Spinnaker and Delafield (the "Purchasers") in connection with the proposed issuance of $6.0 million of non-convertible promissory notes (the "DB Notes") and shares of Series F Preferred Stock (the "DB Financing"). The DB Notes and the obligations under the Food Production Agreement will be secured by a security interest in certain collateral (all such collateral, the "Collateral") under the terms of the Security Agreement to be entered into as of the date of closing of the DB Financing (the "DB Security Agreement"). Such security interest in the Collateral is referred to as the "DB Security Interest" and all documents and instruments executed by the Borrower in connection with the DB Financing are referred to as the "DB Documents".

     D. As a condition precedent to funding under the DB Financing, the purchasers in the DB Financing have required that FFG and Laurus enter into this Agreement setting forth the relative rights of the Purchasers, FFG and Laurus with respect to the Collateral and Laurus Collateral.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   Equal Priority of Interests.

               1.1  Priorities; Exercise of Remedies.

                    (a) The Purchasers, FFG and Laurus hereby agree that the lien of the Laurus Security Interest and the lien of the DB Security Interest, shall rank equally in priority, neither being subordinate to the other. The priorities specified in this Agreement are applicable irrespective of: (i) the time, order, manner or method of creating, attaching or perfecting the respective security interest, guaranties or liens granted to the Purchasers, FFG or Laurus in or with respect to the Collateral and Laurus Collateral; (ii) whether the Purchasers, FFG or Laurus or any bailee or agent thereof holds possession of any or all of the property or assets of the Borrower; (iii) the time or manner of filing the Purchaser's and FFG's and Laurus' respective financing statements; (iv) the date, execution or delivery of any agreement, document or instrument granting the Purchasers, FFG or Laurus security interests or liens in or on any of all of Borrower's property or assets; and (v) any provision of the UCC as adopted by the state of Washington, as may be amended from time to time or other applicable law to the contrary. The Purchasers, FFG and Laurus agree that each shall be solely responsible for perfecting and maintaining the perfection of its lien in each item constituting the collateral in which it has been granted a lien. The Purchasers, FFG and Laurus agree that each will not contest the validity, perfection, priority or enforceability of the liens of the other in the Collateral and the Laurus Collateral, as applicable.

                    (b) Upon default of the Food Production Agreement and upon prior written notice to the Purchasers and Laurus, FFG may exercise any and all remedies that it may have under the Food Production Agreement, DB Securitiy Agreement and/or under applicable law with respect to the Collateral, including without limitation, sale of the Collateral at public or private sale or retention of the Collateral so long as the exercise of such remedies is conducted in a commercially reasonably manner. In connection therewith, Laurus and the Purchasers, and each individually, waive any and all right to affect the method or challenge the appropriateness of any action of FFG.

                    (c) Upon default of the DB Documents and upon prior written notice to Laurus and FFG, the Purchasers or their agent may exercise any and all remedies that they may have under the DB Documents and/or under applicable law with respect to the

Collateral, including without limitation, sale of the Collateral at public or private sale or retention of the Collateral so long as the exercise of such remedies is conducted in a commercially reasonably manner. In connection therewith, Laurus and FFG waive any and all right to affect the method or challenge the appropriateness of any action of the Purchasers or their agent.

                    (d) Upon default of the Laurus Documents and upon prior written notice to the Purchasers and FFG, Laurus may exercise any and all remedies that it may have under the Laurus Documents and/or under applicable law with respect to the Laurus Collateral, including without limitation, sale of the Laurus Collateral at public or private sale or retention of the Laurus
Collateral so long as the exercise of such remedies is conducted in a commercially reasonably manner. In connection therewith, the Purchasers and FFG, and each individually, waive any and all right to affect the method or challenge the appropriateness of any action of Laurus.

               1.2 Distributions. Upon any payment or distribution of assets of the Borrower of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Borrower, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings including, without limitation, all amounts received by the Purchasers, FFG and/or Laurus under and in accordance with Section 1.1 above (each such payment, distribution and/or amount is hereafter referred to as a "Collateral Proceed Amount"), all Collateral Proceed Amounts shall be paid to each of the Purchasers, FFG and Laurus on a pro rata basis in accordance with Borrower's outstanding obligations to each of the Purchasers, FFG and Laurus pursuant to the DB Documents, the Food Production Agreement and Laurus Documents, respectively.

               1.3 Treatment of Collateral Proceed Amounts. Any and all Collateral Proceed Amounts received by any of the Purchasers, FFG or Laurus pursuant to the provisions of Section 1.1 or 1.2 shall be held in trust for the benefit of the Purchasers, FFG and Laurus, and shall be apportioned among the Purchasers, FFG and Laurus, paid over or delivered to the other party on a pro rata basis to each in accordance with Borrower's outstanding obligations to each of the Purchasers, FFG and Laurus pursuant to the DB Documents, the Food Production Agreement and Laurus Documents, respectively.

          2. Notice of Default. Each of the Purchasers, FFG and Laurus shall give the others prompt notice of default by the Borrower under the DB Documents, the Food Production Agreement and Laurus Documents, as applicable, and to the extent such notice is required to be given to the Borrower under the DB Documents, the Food Production Agreement and/or Laurus Documents, as applicable, at the same time as such notice is given to the Borrower. Except as set forth herein, each of the Purchasers, FFG and Laurus hereby waive all other notices of any kind to which the other may be entitled at any time in connection with the Purchasers', FFG's or Laurus' financing arrangements with the Borrower or the transactions contemplated by this Agreement other than any and all notices required under applicable law, including, without limitation, the Uniform Commercial Code.

          3. Consent of Borrower. Borrower understands and agrees that the provisions of this Agreement define the relative rights of the Purchasers, FFG and Laurus with respect to the Collateral and Laurus Collateral, and that nothing contained in this Agreement shall impair the unconditional and absolute obligations of the Borrower under the DB Documents, the Food Production Agreement or Laurus Documents. By joining in the execution of this Agreement, Borrower acknowledges, agrees, and consents to all of the provisions hereof.

          4.   Miscellaneous Provisions.

               4.1 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and assigns. Each party shall notify its respective transferees or assignees that this Agreement is in effect. Each party shall notify the other in writing of any such assignment or transfer. Each party agrees that any assignee or transferee of any of the Borrower's obligations pursuant to the Food Production Agreement, DB Documents or Laurus Documents shall be required to become a party to this Agreement at the time of such transfer or assignment.

               4.2 Waiver. Failure of any party at any time to require performance of any provision of this Agreement shall not limit such party's right to enforce such provision, nor shall any waiver of any breach of any provision of this Agreement constitute a waiver of any succeeding breach of such provision or a waiver of such provision itself.

               4.3 Amendment. This Agreement may not be modified or amended except by the written agreement of the parties. No attempted waiver of any provision of this Agreement shall be binding unless in writing and signed by the party to be bound.

               4.4 Attorneys' Fees. In the event a suit, action, or other proceeding of any nature whatsoever, including any proceeding under the U.S. Bankruptcy Code, is instituted in connection with any controversy arising out of this Agreement or to interpret or enforce any rights hereunder, the prevailing party shall be entitled to recover from the losing party its attorneys', paralegals', accountants', and other experts' fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith, as determined by the court at trial or on any appeal or review, in addition to all other amounts provided by law.

               4.5 Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term or provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

               4.6 Integration. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and upon the closing of the DB Financing, supersedes all prior and contemporaneous agreements among them with respect to such matters, including, but not limited to, the Amended and Restated Agreement Between Creditors dated April 10, 2003.

               4.7 Notices. Notices under this Agreement shall be in writing and shall be effective when actually delivered, by facsimile or by personal delivery, or three (3) days after being deposited in the United States Mails, certified, return receipt requested, directed to the other party at the address set forth below, or to such other address as the party may indicate by written notice:

  If to Borrower:         BRIAZZ, Inc.
                          3901 7th Avenue South, Suite 200
                          Seattle, Washington  98108
                          Attention: Victor D. Alhadeff, Chief Executive Officer
                          Facsimile: (206) 467-1970

  If to Spinnaker:        Spinnaker Investment Partners L.P.
                          56 John Street
                          Southport, Connecticut 06890
                          Attention:  Charles C. Matteson, Jr.
                          Telephone:  (203) 259-6661
                          Facsimile:  (203) 255-8828

  If to FFG or Briazz     Flying Food Group, L.L.C.
  Venture:                212 North Sangamon, Suite 1-A
                          Chicago, Illinois  60607
                          Attention: David Cotton
                          Facsimile: (312) 243-5088

  If to DB:               DB Advisors, LLC
                          31 West 52nd Street
                          New York, NY 10019
                          Attention: Glen MacMullin
                          Telephone: (212) 469-7471
                          Facsimile: (646) 324-7313

  If to Delafield:        Delafield Hambrecht, Inc.
                          701 Fifth Avenue, Suite 3800
                          Seattle, WA 98104
                          Attention:  JD Delafield
                          Telaphone: (206) 254-4101
                          Facsimile: (206) 254-4199

  If to Laurus:           John Tucker, Esq.
                          152 West 57th Street, 4th Floor
                          New York, New York 10019
                          Facsimile: (212) 541-4434

               4.8 Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of The City of New York. The parties hereto hereby
(a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of The City of New York for the purpose of any action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above-named courts.

               4.9 Inconsistent Provisions. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Spinnaker Documents, the provisions of the Laurus Documents, or the provisions of the Loan Documents, the provisions of this Agreement shall control and shall be binding upon the parties hereto.

               4.10 Construction and Interpretation. The headings or titles of the sections of this Agreement are intended for ease of reference only and shall have no effect whatsoever on the construction or interpretation of any provision of this Agreement. All provisions of this Agreement have been negotiated at arms length and this Agreement shall not be construed for or against any party by reason of the authorship or alleged authorship of any provision hereof, notwithstanding that each party may have signed a separate signature page.

               4.11 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument, notwithstanding that one or more parties may have signed a separate signature page.


      [Remainder of page intentionally left blank; signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LAURUS:                    Laurus Master Fund, Ltd
                           A Cayman Islands company
                           By: /s/ Eugene Grin
                               ------------------------------
                           Title:____________________________

BORROWER:                  Briazz, Inc., a Washington corporation
                           By: /s/ Victor D. Alhadeff
                               ------------------------------
                           Title:____________________________

LENDERS:                   Flying Food Group LLC
                           By:   New Management, Ltd., its Manager
                                    By: /s/ Sue Ling Gin
                                        ---------------------
                                    Its: Manager

                           Briazz Venture, LLC
                                    By: /s/ Sue Ling Gin
                                        ---------------------
                                    Its: Manager

SPINNAKER:                 Spinnaker Investment Partners, L.P.
                           By:   Spinnaker Capital Partners, LLC,
                                    its General Partner
                                    By: /s/ C.C. Matteson, Jr.
                                        ----------------------
                                    Its: Manager

DB:                        Deutsche Bank London Ag, acting through DB Advisors,
                           LLC
                           By:   DB Advisors, LLC
                                    By: /s/ Glenn MacMullin
                                        ----------------------
                                    Its: Director

DELAFIELD:                 Delafield Hambrecht, Inc.

                                    By: /s/ John D. Delafield
                                        ----------------------
                                    Its: ______________________________


                   SIGNATURE PAGE TO INTERCREDITOR AGREEMENT